UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2016

KOHL’S CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Kohl's Corporation (the "Company") held its 2016 Annual Meeting of Shareholders (the "2016 Annual Meeting") on May 11, 2016. The following matters were voted upon at the 2016 Annual Meeting:

(1)	Proposal to elect the 10 individuals nominated by the Board of Directors to serve as directors for a one year term and until their successors are duly elected and qualified.

The results of the voting on this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
Peter Boneparth	149,144,118	920,755	110,755	17,717,705
Steven A. Burd	147,721,176	2,355,179	99,273	17,717,705
Dale E. Jones	149,045,984	1,000,067	129,577	17,717,705
Kevin Mansell	134,939,082	11,318,692	3,917,854	17,717,705
Jonas Prising	149,319,502	736,515	119,611	17,717,705
John E. Schlifske	148,236,553	1,817,815	121,260	17,717,705
Frank V. Sica	145,616,188	4,463,842	95,598	17,717,705
Stephanie A. Streeter	144,177,288	5,875,156	123,184	17,717,705
Nina G. Vaca	147,433,773	2,639,547	102,308	17,717,705
Stephen E. Watson	147,633,422	2,427,176	115,030	17,717,705

(2)	Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 28, 2017.

The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
160,435,083	7,287,211	171,039	0

(3)	Non-Binding Advisory Vote on the Compensation of the Company's Named Executive Officers.

The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
133,211,068	16,684,035	280,525	17,717,705

(4)	Proposal to Re-Approve the Material Terms of the Performance Goals Under Kohl's Annual Incentive Plan.

The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
147,661,589	2,285,681	228,358	17,717,705

(5)	Proposal to Re-Approve the Material Terms of the Performance Goals Under Kohl's 2010 Long-Term Compensation Plan.

The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
145,146,107	4,789,978	239,543	17,717,705

(6)	A shareholder proposal on the recovery of unearned management bonuses.

The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
49,880,999	99,995,891	298,738	17,717,705

Item 8.01.  Other Events.

On May 11, 2016, the Company issued a press release announcing events which took place in connection with the 2016 Annual Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2016	KOHL'S CORPORATION

By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 11, 2016